EXHIBIT 32.2
APPLIED MATERIALS, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with the Quarterly Report on Form 10-Q of Applied Materials, Inc. for the period ended July 29, 2012, I, George S. Davis, Executive Vice President, Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. the Form 10-Q for the period ended July 29, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Form 10-Q for the period ended July 29, 2012 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.
Date: August 23, 2012

/s/ George S. Davis
George S. Davis Executive Vice President, Chief Financial Officer